UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2016

Bakken Resources, Inc.
(Exact name of registrant specified in charter)

Nevada	000-53632	26-2973652
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

1425 Birch Ave., Suite A, Helena, MT 59601
(Address of principal executive offices) (Zip Code)

(406) 442-9444
Issuer’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The board of directors (“Board”) of Bakken Resources, Inc. (the “Company,” “we,” “us,” or “Bakken”) approved updates to the Company’s bylaws, effective February 9, 2016. A full copy of the Company’s current bylaws are attached to this Form 8-K as Exhibit 3.1

The approved amendments primarily related to Article III. Article III’s changes amend §§ 3.1, 3.2 and 3.4. The changes are meant to facilitate the board’s ability to maximize shareholder value by better ensuring compliance and stability. The first change authorizes the Board to take preventative and remedial steps, as necessary or appropriate, toward ensuring ethical and compliant corporate conduct, and the remaining amendments permit board staggering and afford board carry-over in the case of board appointments made in the latter half of a fiscal year.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 3.1	Company’s Amended and Restated Bylaws as of February 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bakken Resources, Inc.

By:	/s/ Dan Anderson
Name: Dan Anderson
Title: Chief Financial Officer
Dated: February 16, 2016